SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 1, 2000

STRUCTURED PRODUCTS CORP. ON BEHALF OF

TIERSsm CORPORATE BOND-BACKED CERTIFICATES TRUST IBM 1997-4
TIERSsm CORPORATE BOND-BACKED CERTIFICATES TRUST BLS 1997-6
TIERSsm CORPORATE BOND-BACKED CERTIFICATES TRUST APA 1997-8
TIERSsm CORPORATE BOND-BACKED CERTIFICATES TRUST JPM 1998-2
TIERSsm TENS CERTIFICATES TRUST LTR                  1998-4
TIERSsm CORPORATE BOND-BACKED CERTIFICATES TRUST MOT 1998-5
TIERSsm CORPORATE BOND-BACKED CERTIFICATES TRUST CHY 1998-6
TIERSsm CORPORATE BOND-BACKED CERTIFICATES TRUST
JC Penny                                             1999-1
CORTSSM TRUST FOR J.C. PENNEY DEBENTURES CORPORATE
-BACKED TRUST SECURITIES
CORTSSM TRUST FOR BELLSOUTH DEBENTURES, CORPORATE BACKED
TRUST SECURITIES
CORTSSM TRUST FOR XEROX CAPITAL TRUST I, CORPORATE-BACKED TRUST SECURITIES CORTSSM TRUST FOR SOUTHERN COMPANY CAPITAL TRUST I, CORPORATE BACKED
TRUST SECURITIES
CORTSSM TRUST FOR COUNTRYWIDE CAPITAL I, CORPORATE BACKED TRUST SECURITIES


(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                    33-55860/                13-3692801
                            33-357357
--------                    ---------               ----------
(STATE OR OTHER             (COMMISSION             (IRS EMPLOYER
JURISDICTION OF              FILE                    IDENTIFICATION
INCORPORATION OR             NUMBER)                 NUMBER)
ORGANIZATION)

390 GREENWICH ST., NEW YORK, NEW YORK                            10013
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (212) 783-6645.
ROOM 33-130, 33RD FLOOR, SEVEN WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
___________________________________________________________________________
    (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 1.    CHANGES IN CONTROL OF REGISTRANT.

           NOT APPLICABLE.

Item 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           NOT APPLICABLE.

Item 3.    BANKRUPTCY OR RECEIVERSHIP.

           NOT APPLICABLE.

Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           NOT APPLICABLE.

Item 5.    OTHER EVENTS.

           NOT APPLICABLE.

Item 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS.

           NOT APPLICABLE.

Item 7.    FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a)  NOT APPLICABLE.

           (b)  NOT APPLICABLE.

           (c)  EXHIBITS.

          Trustee's Report With Respect to the August 1, 2000 Distribution Date for the TIERS Corporate Bond-Backed Certificates Trust CHY 1998-6

No reports required for the other series listed.

Item 8.    CHANGE IN FISCAL YEAR.

           NOT APPLICABLE.



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


                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     STRUCTURED PRODUCTS CORP.

                                     By:/s/ TIMOTHY P. BEAULAC
                                        -------------------------------------
                                        Name: Timothy P. Beaulac
                                        Title:President and Finance Officer

Dated: August 1, 2000



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


                                  EXHIBIT INDEX

EXHIBIT                                                             PAGE

1. Trustee's  Report in respect of the August 1, 2000
   Distribution Date for the TIERS Corporate Bond-Backed
   Certificates Trust CHY 1998-6                                      5




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